UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22444

Western Asset High Yield Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2011

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

August 31, 2011

Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

(HYI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Yield Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	7

Spread duration	8

Effective duration	9

Schedule of investments	10

Statement of assets and liabilities	20

Statement of operations	21

Statement of changes in net assets	22

Financial highlights	23

Notes to financial statements	24

Report of independent registered public accounting firm	35

Additional information	36

Annual chief executive officer and chief financial officer certifications	42

Other shareholder communications regarding accounting matters	43

Dividend reinvestment plan	44

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Yield Defined Opportunity Fund Inc. for the period from the Fund’s commencement of operations on October 27, 2010 through August 31, 2011 (the “reporting period”). Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2011

Western Asset High Yield Defined Opportunity Fund Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the period from October 27, 2010 through August 31, 2011 (the “reporting period”), the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, concerns related to the raising of the U.S. debt ceiling and the downgrading of U.S. government securities resulted in increased investor risk aversion.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in early 2011, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. The news was slightly better in July, with the unemployment rate easing back to 9.1%. While the rate held steady in August, the U.S. Department of Labor reported that there was zero net job growth during the month, the worst monthly result since September 2010. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and nearly 43% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. While existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”), existing-home sales declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 4.0% in April and May, respectively. Following a modest 0.6% increase in June, sales then fell 3.5% in July and moved 7.7% higher in August. At the end of August, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus a 9.5 month supply in July. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $168,300 in August 2011, down 5.1% from August 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIii, the manufacturing sector grew twenty-five consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a

IV	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary (cont’d)

reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, May’s reading fell to 53.5, partially attributed to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, before falling to 50.9 in July and 50.6 in August — the latter being the worst reading in two years. In addition, only ten of the eighteen industries tracked by the Institute for Supply Management expanded in August.

Financial market overview

While stocks and lower-quality bonds generated strong results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, in most cases these setbacks were only temporary and risk aversion was generally replaced with solid demand for riskier assets. One key exception was in July and August 2011, when concerns as to whether Congress would come to an agreement regarding the raising of the debt ceiling and Standard & Poor’s (“S&P”) downgrade of U.S. Treasuries from AAA to AA+ negatively impacted investor sentiment.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, after the end of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012. The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Fixed-income market review

The spread sectors (non-Treasuries) began the reporting period on a positive note, as they rallied in late October and early November 2010. Following a brief setback in the middle of November, triggered by the European sovereign debt crisis, most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationv Treasuries. Risk aversion then increased from June through

Western Asset High Yield Defined Opportunity Fund Inc.	V

August given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the S&P rating downgrade of U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.40% and 2.75%, respectively. Yields declined in early November, but then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields again declined during much of the remainder of the period due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.19% on several occasions in August 2011. Ten-year Treasuries reached their reporting period trough of 2.07% on August 19, 2011. When the period ended on August 31, 2011, two-year Treasury yields were 0.20% and ten-year Treasury yields were 2.23%. During the reporting period, the Barclays Capital U.S. Aggregate Indexvi returned 4.34%.

The U.S. high-yield bond market produced a positive return during the reporting period. The asset class posted a positive return during each month except for November 2010, June 2011 and August 2011, when risk aversion rose sharply. The high-yield market was supported by generally better-than-expected corporate profits and overall strong investor demand. However, a large portion of its earlier gains were given back in August 2011 when high-yield prices moved sharply lower given a flight to quality. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 2.84% during the reporting period.

Despite periods of volatility, the emerging market debt asset class generated a solid return during the reporting period. In general, emerging market debt was supported by higher commodity prices, robust growth in developing countries and solid demand. These factors more than offset periods of weakness triggered by concerns regarding interest rate hikes in China, geopolitical unrest and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) viii returned 4.04% over the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary (cont’d)

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi           The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii        The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii     The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. We believe the extensive credit research and security selection expertise of Western Asset Management Company (“Western Asset”) will be key factors in driving Fund performance.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed-income securities with varying maturities. Currently, the Fund focuses on lower-quality and higher-yielding opportunities in the below investment grade corporate debt markets. Under normal market conditions, the Fund may also invest up to 20% of its net assets in fixed-income securities issued by U.S. or foreign governments, agencies and instrumentalities and/or fixed-income securities that are of investment grade quality. The Fund intends to terminate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders after making appropriate provisions for any liabilities of the Fund.

In purchasing securities and other investments for the Fund, Western Asset, the Fund’s subadviser, may take full advantage of the entire range of maturities offered by fixed-income securities and may adjust the average maturity or durationi of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different durations and its expectations of future changes in interest rates. The Fund may utilize a variety of derivative instruments primarily for hedging and risk management purposes, although the Fund may also use derivative instruments for investment purposes.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner. Effective May 1, 2011, S. Kenneth Leech no longer serves as a portfolio manager for this Fund. While Mr. Leech continues to help shape Western Asset’s overall investment strategy, his day-to-day role is becoming more concentrated on global portfolios. To reflect this global focus, he will continue to serve as a portfolio manager of the global funds, but not of the non-global funds.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The fixed-income market experienced periods of volatility during the period from the Fund’s commencement of operations on October 27, 2010 through August 31, 2011 (the “reporting period”). Despite corporate profits that

2	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Fund overview (cont’d)

were generally better-than-expected, due to increased risk aversion toward the end of the period, investors who assumed greater risk were not rewarded, as the spread sectors (non-Treasuries) generally underperformed U.S. Treasuries.

This volatile reporting period saw both spread sector rallies as well as several periods when investor risk aversion increased. These “flights to quality” were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. One notable period of risk aversion occurred toward the end of the period, as concerns regarding the raising of the U.S. debt ceiling and the subsequent Standard & Poor’s downgrade of U.S. sovereign debt caused investors to gravitate to the relative safety of U.S. Treasury securities.

The yields on two- and ten-year Treasuries began the fiscal year at 0.40% and 2.75%, respectively. Treasury yields fluctuated during the reporting period given the aforementioned flights to quality, as well as uncertainties regarding Federal Reserve Board (“Fed”) ii monetary policy. During the reporting period, two-year Treasury yields moved as high as 0.87% and as low as 0.19%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.07%. On August 31, 2011, yields on two- and ten-year Treasuries were 0.20% and 2.23%, respectively.

All told, the Barclays Capital U.S. Aggregate Indexiii returned 4.34% during the reporting period. Comparatively, riskier fixed-income securities, including high-yield bonds, produced weaker results, with the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiv returning 2.84% for the period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We invested nearly all of the cash from the Fund’s initial public offering, with the vast majority being allocated to high-yield bonds rated below BB. We actively participated in the new issue market and targeted securities that we believed to be attractively valued.

During the period, the Fund employed U.S. Treasury futures to manage its yield curvev positioning and duration. This strategy detracted from performance. The Fund also utilized currency forwards to hedge our currency exposure. In particular, our Eurozone and sterling currency forwards were detractors from the Fund’s performance during the reporting period with the euro and the sterling strengthening roughly 4% and 3%, respectively, versus the U.S. dollar. Our losses on these currency hedges were offset by the currency appreciation of our euro- and sterling-denominated holdings.

Performance review

For the period from its commencement of operations on October 27, 2010 through August 31, 2011, Western Asset High Yield Defined Opportunity Fund Inc. returned 0.90% based on its net asset value (“NAV”)vi and -1.16% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	3

Barclays Capital U.S. High Yield — 2% Issuer Cap Index B Componentvii and the Barclays Capital U.S. High Yield — 2% Issuer Cap Index Caa Componentviii, returned 3.02% and 1.73%, respectively, over the same time frame. The Lipper High Current Yield Closed-End Funds Category Averageix returned 2.08% for the period from October 31, 2010 through August 31, 2011. Please note that Lipper performance returns are based on each fund’s NAV.

During the reporting period, the Fund made distributions to shareholders totaling $1.32 per share. The performance table shows the Fund’s total return since its commencement of operations based on its NAV and market price as of August 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2011

Price Per Share	Total Return* Since Commencement of Operations**
$17.93 (NAV)	0.90%
$18.43 (Market Price)	-1.16%

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*              Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

**       The Fund commenced operations on October 27, 2010.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. In particular, our overweight exposures to Energy Future Holdings Corp., NES Rentals Holdings Inc., and AIG’s aircraft leasing arm International Lease Finance Corp. (“ILFC”) enhanced the Fund’s results. Energy Future Holdings benefited primarily from strong balance sheet management, as well as general economic improvement. The company was able to extend the maturity of more than $15 billion of its debt, originally due from 2014 to 2017. The market responded very favorably to the company’s ability to secure extended financing through 2017. NES Rentals Holdings is an equipment rental company. We purchased its bonds at the beginning of the period at distressed levels as we felt the market was overly pessimistic on the outlook for rental equipment in NES’s regions. The consensus view was fundamental performance would be challenged due to high capacity and limited demand from minimal construction activity. However, the company was able to manage inventory well, capture share as weaker players left the market, and deliver improved fundamental results during the period. Finally, we managed our position well in ILFC during the period. The company’s BB-rated unsecured bonds benefited from continued balance sheet management and stable fundamental results as carriers continued to utilize ILFC’s leasing services. We realized profits in roughly half our position during the period, including multiple sales after the company was

4	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Fund overview (cont’d)

upgraded to BBB- by Standard & Poor’s in May 2011. Despite weakness in the high-yield market at the end of the reporting period, our remaining ILFC bonds performed relatively well.

Sector positioning in a number of areas was also a positive for results. Our overweight to the Wireless1 sector was beneficial as fundamentals in the sector improved given increased adaptation of wireless communication devices. An underweight to the Wireline2 sector was also rewarded as the sector performed poorly given secular concerns and declining market share to its wireless counterpart.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our exposure to cash. As discussed, early in the period we sought to put the cash from the Fund’s initial public offering to work in the market. With the market rallying sharply during a majority of the period, the Fund’s cash position was a drag on results. In addition, toward the end of the reporting period, the Fund was negatively impacted, along with the benchmarks, as nearly 100% of the Fund was invested and the high-yield market sold off sharply given increased risk aversion.

Although overall security selection contributed to performance, selection of several individual holdings detracted from results. In particular, overweight positions in Hawker Beechcraft Acquisition Co., CMA CGM and Cengage Learning Acquisitions Inc. were among the worst performing securities in the portfolio. Hawker Beechcraft Acquisitions is a manufacturer of business, special-mission and trainer aircraft. The company has been negatively impacted by moderating economic growth and concerns regarding corporate business spending and corporate governance. In addition, the company has a highly leveraged balance sheet. CMA CGM, based in France, is the world’s third largest container shipping company. The firm performed poorly due to a variety of factors, including signs that global economic growth was decelerating, higher oil prices and fears related to the escalating European sovereign debt crisis. In addition, there was an overhang regarding allegations that the company engaged in illegal shipping practices from various foreign ports to Sudan. Cengage Learning Acquisitions is an educational book publisher. The company missed earnings projections and was hurt by negative investor sentiment regarding book publishers and increasing secular concerns that tablet devices will be more widely adopted in classrooms.

Finally, the Fund’s overweight exposure to the Transportation sector was a negative for performance. It was the worst performing sector in the benchmarks during the reporting period given concerns that moderating global growth would temper demand.

Looking for additional information?

The Fund is traded under the symbol “HYI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHYIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund

1  Wireless is included in the Telecommunication Services sector.

2  Wireline is included in the Telecommunication Services sector.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	5

tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Yield Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 20, 2011

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic, or regulatory structure of specific countries or regions. These risks are greater in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of August 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2011 were: Consumer Discretionary (22.1%), Industrials (15.9%), Materials (14.5%), Telecommunication Services (8.2%) and Financials (8.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Fund overview (cont’d)

i                Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii             The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii          The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv           The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

v              The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi           Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii        The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The B Component is comprised of B-rated securities included in this Index.

viii     The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Caa Component is comprised of Caa-rated securities included in this Index.

ix            Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from October 31, 2010 through August 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investments as of August 31, 2011 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Spread duration (unaudited)

Economic Exposure — August 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

60% BC/40% BC	—	60% Barclays Capital U.S. High Yield — 2% Issuer Cap Index B Component &
40% Barclays Capital U.S. High Yield — 2% Issuer Cap Index Caa Component
BL	—	Bank Loans
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit
Non-$	—	Non-U.S. Dollar

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	9

Effective duration (unaudited)

Interest Rate Exposure — August 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

60% BC/40% BC	—	60% Barclays Capital U.S. High Yield — 2% Issuer Cap Index B Component &
40% Barclays Capital U.S. High Yield — 2% Issuer Cap Index Caa Component
BL	—	Bank Loans
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit
Non-$	—	Non-U.S. Dollar

10	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Schedule of investments

August 31, 2011

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 88.0%
Consumer Discretionary — 20.6%
Auto Components — 0.5%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	$ 1,825,074	(a)
Diversified Consumer Services — 1.1%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,390,000	GBP	2,075,876	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,130,000		1,062,200
Sotheby’s, Senior Notes	7.750%	6/15/15	1,300,000		1,384,500
Total Diversified Consumer Services					4,522,576
Hotels, Restaurants & Leisure — 9.5%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	740,000		693,750	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,000,000		857,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	150,000		141,375
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,000,000		3,247,500
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,995,052		1,895,299	(a)(b)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	2,800,000		2,992,500
Codere SA, Senior Secured Notes	8.250%	6/15/15	2,000,000	EUR	2,686,257	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,051,850	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	600,000		598,500	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,000,000		2,910,000	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	2,280,000		2,245,800	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	4,500,000		4,758,750
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,250,000		1,200,000
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,610,000		2,635,300
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	6,270,000		6,520,800	(a)
Seneca Gaming Corp., Senior Notes	8.250%	12/1/18	1,410,000		1,392,375	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,250,000		1,243,750	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	1,186,000		1,186,000	(a)
Total Hotels, Restaurants & Leisure					38,257,306

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	11

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — 1.6%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	650,000	GBP	$ 917,976	(a)
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	5,000,000		4,800,000
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	960,000		830,400
Total Household Durables					6,548,376
Leisure Equipment & Products — 0.6%
Cirsa Funding Luxembourg SA, Senior Notes	8.750%	5/15/18	2,000,000	EUR	2,510,285	(a)
Media — 3.8%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	3,310,000		2,565,250	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	1,690,000		1,242,150	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,500,000		1,477,500
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,190,000		1,078,438	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	1,600,000	EUR	2,304,147	(a)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	1,250,000	EUR	1,566,684	(a)
PagesJaunes Finance & Co. SCA, Senior Secured Notes	8.875%	6/1/18	1,700,000	EUR	1,819,328	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	1,600,000	EUR	2,309,894	(a)(c)
Seat Pagine Gialle SpA, Senior Secured Bonds	10.500%	1/31/17	581,000	EUR	688,551	(a)
Total Media					15,051,942
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,920,000		1,737,600
Specialty Retail — 2.2%
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	2,205,927	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,940,000		1,687,800
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	3,920,000		4,018,000
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	770,000		760,375	(a)
Total Specialty Retail					8,672,102
Textiles, Apparel & Luxury Goods — 0.9%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,500,000	EUR	2,143,978	(a)
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	810,000		759,375	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		517,000	(a)
Total Textiles, Apparel & Luxury Goods					3,420,353
Total Consumer Discretionary					82,545,614

See Notes to Financial Statements.

12	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 3.2%
Beverages — 0.1%
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	8.000%	12/15/16	430,000	EUR	$ 484,891	(a)
Food Products — 2.4%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,000,000	GBP	1,286,465	(a)
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	680,000		663,000	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	700,000	EUR	879,857	(a)
Harbinger Group Inc., Senior Secured Notes	10.625%	11/15/15	2,000,000		1,930,000
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	530,000		528,675	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,600,000		4,220,500	(a)
Total Food Products					9,508,497
Household Products — 0.0%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	100,000		102,750	(a)
Tobacco — 0.7%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	3,175,000		2,885,281
Total Consumer Staples					12,981,419
Energy — 5.1%
Energy Equipment & Services — 2.0%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	550,000		558,250
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	3,000,000		2,970,000	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	4,000,000		4,280,000
Total Energy Equipment & Services					7,808,250
Oil, Gas & Consumable Fuels — 3.1%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	910,000		882,700	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,040,000		894,400	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	520,000		556,400	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,630,000		2,248,650
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	660,000		724,350
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	4,250,000		3,846,250	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,100,000		1,218,250
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,070,000		1,053,950	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,230,000		1,162,350	(a)
Total Oil, Gas & Consumable Fuels					12,587,300
Total Energy					20,395,550
Financials — 5.5%
Commercial Banks — 2.2%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	3,200,000		3,200,000	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	13

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,310,000		$ 1,288,713
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	7,000,000		4,235,000	(d)
Total Commercial Banks					8,723,713
Consumer Finance — 0.5%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	2,000,000		1,965,000
Diversified Financial Services — 2.4%
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	3,770,000		3,937,199
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,000,000		1,030,000
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,202,800
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	1,380,000		1,229,925
Total Diversified Financial Services					9,399,924
Insurance — 0.1%
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	470,000		479,723	(a)(d)(e)
Real Estate Management & Development — 0.3%
Countrywide Holdings, Senior Secured Notes	10.000%	5/8/18	790,000	GBP	1,269,583	(a)
Total Financials					21,837,943
Health Care — 5.6%
Health Care Equipment & Supplies — 0.2%
Ontex, Senior Notes	9.000%	4/15/19	680,000	EUR	764,362	(a)
Health Care Providers & Services — 3.5%
American Renal Holdings, Senior Notes	9.750%	3/1/16	3,000,000		2,856,186	(a)(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	5,504,000		5,531,520
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	341,502	(a)(c)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	780,000		739,050	(a)
INC Research LLC, Senior Notes	11.500%	7/15/19	590,000		548,700	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,210,000		1,098,075	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	530,000	EUR	664,274	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	2,610,000		2,081,475
Vanguard Health Systems Inc., Senior Notes	0.000%	2/1/16	36,000		23,220
Total Health Care Providers & Services					13,884,002
Health Care Technology — 0.7%
Multiplan Inc., Senior Notes	9.875%	9/1/18	2,750,000		2,805,000	(a)
Pharmaceuticals — 1.2%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	1,967,072	(a)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,400,000	EUR	1,799,936	(a)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	640,000		643,200	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — continued
UCB SA, Subordinated Notes	7.750%	3/18/16	450,000	EUR	$ 651,112	(d)(e)
Total Pharmaceuticals					5,061,320
Total Health Care					22,514,684
Industrials — 15.3%
Aerospace & Defense — 3.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	600,000		606,000	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	2,700,000		2,875,500
Hawker Beechcraft Acquisition Co., Senior Notes	8.500%	4/1/15	3,470,000		1,561,500
Hawker Beechcraft Acquisition Co., Senior Toggle Notes	8.875%	4/1/15	2,000,000		910,000	(b)
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	20,000		20,450	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,000,000		2,065,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,200,000		4,184,250	(a)
Total Aerospace & Defense					12,222,700
Airlines — 1.6%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	4,275,000		4,392,563	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,835,633		1,835,633
Total Airlines					6,228,196
Building Products — 0.2%
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	820,000		694,950	(a)
Commercial Services & Supplies — 2.3%
ADS Tactical Inc., Senior Secured Notes	11.000%	4/1/18	2,000,000		2,010,000	(a)
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	440,000	EUR	618,629	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,500,000		1,447,500	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	5,000,000		4,675,000
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	670,000		628,125
Total Commercial Services & Supplies					9,379,254
Construction & Engineering — 1.2%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	5,000,000		4,612,500	(a)
Electrical Equipment — 1.0%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,250,000		3,931,250	(a)
Machinery — 0.8%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,890,000		1,814,400	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	1,500,000	EUR	1,481,392	(a)
Total Machinery					3,295,792
Marine — 1.1%
Horizon Lines Inc., Senior Secured Notes	11.000%	10/15/16	810,000		810,000	(c)
Horizon Lines Inc., Senior Secured Notes	13.000%	10/15/16	1,070,000		1,070,000	(b)(c)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	15

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Marine — continued
Navios Maritime Acquisition Corp., Senior Secured Notes	8.625%	11/1/17	520,000		$ 436,150	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,960,000		1,643,950
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	680,000		557,600	(a)
Total Marine					4,517,700
Road & Rail — 2.0%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,316,875		2,225,412	(a)(b)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	1,470,000		1,470,000	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,026,000		2,066,520	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,130,000		2,137,987
Total Road & Rail					7,899,919
Trading Companies & Distributors — 0.6%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	2,520,000		2,513,700
Transportation — 1.5%
CMA CGM, Senior Notes	8.875%	4/15/19	1,600,000	EUR	1,040,027	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,000,000		1,640,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,450,000		3,268,875	(a)
Total Transportation					5,948,902
Total Industrials					61,244,863
Information Technology — 5.5%
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,000,000		3,172,500	(a)
IT Services — 2.1%
Ceridian Corp., Senior Notes	12.250%	11/15/15	2,000,000		1,860,000	(b)
First Data Corp., Senior Notes	10.550%	9/24/15	3,158,250		2,844,206	(b)
First Data Corp., Senior Notes	11.250%	3/31/16	3,000,000		2,535,000
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	1,120,000		1,099,000	(a)
Total IT Services					8,338,206
Semiconductors & Semiconductor Equipment — 2.6%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	5,000,000		5,125,000
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	5,000,000		5,250,000
Total Semiconductors & Semiconductor Equipment					10,375,000
Total Information Technology					21,885,706
Materials — 13.7%
Chemicals — 2.1%
Ineos Group Holdings PLC, Senior Notes	7.875%	2/15/16	1,600,000	EUR	1,896,181	(a)

See Notes to Financial Statements.

16	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	$ 1,708,718	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	2,670,000		2,993,738
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,600,000	EUR	1,942,149	(a)
Total Chemicals					8,540,786
Containers & Packaging — 5.2%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	3,173,769	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	1,390,000		1,296,175
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	690,000	EUR	879,677	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,040,000		1,034,800	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	4,500,000		4,443,750	(a)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	1,900,000	EUR	2,183,482	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	2,740,000		2,479,700	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.875%	8/15/19	100,000		99,500	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	2,983,000		3,057,575
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,000,000		2,030,000	(a)
Total Containers & Packaging					20,678,428
Metals & Mining — 3.2%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	680,000		664,700	(a)
Eco-Bat Finance PLC, Senior Bonds	10.125%	1/31/13	900,000	EUR	1,305,779	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,130,000		2,973,500	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	620,000		579,700	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,770,000		1,871,775
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	5,000,000		2,525,000
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,904,000		1,963,500
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	780,000		781,950	(a)
Total Metals & Mining					12,665,904
Paper & Forest Products — 3.2%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,010,000		1,017,575	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,100,000		3,038,000
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,360,000		1,203,600	(g)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	3,088,477	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	6,000,000		4,710,000
Total Paper & Forest Products					13,057,652
Total Materials					54,942,770

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	17

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 8.2%
Diversified Telecommunication Services — 4.9%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		$ 5,231,250	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,000,000		1,047,500
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	2,500,000		2,431,250
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	3,854,000		3,921,445
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	215,794		207,971	(a)
Satelite Mexicanos SA de CV, Senior Secured Notes	9.500%	5/15/17	910,000		897,488	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,620,000		1,587,600
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,505,006		4,455,550	(a)(b)
Total Diversified Telecommunication Services					19,780,054
Wireless Telecommunication Services — 3.3%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	1,585,000		1,592,925	(a)
Cricket Communications Inc., Senior Notes	7.750%	10/15/20	2,000,000		1,785,000
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,150,000	GBP	1,446,766	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	150,000	GBP	188,709	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	7,900,000		8,137,000
Total Wireless Telecommunication Services					13,150,400
Total Telecommunication Services					32,930,454
Utilities — 5.3%
Electric Utilities — 2.3%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	810,543		834,859
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,736,328		3,071,616
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	3,190,000		3,205,950
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	2,520,000		2,142,000	(a)
Total Electric Utilities					9,254,425
Independent Power Producers & Energy Traders — 3.0%
Dynegy Inc., Bonds	7.670%	11/8/16	1,180,000		796,500
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	2,000,000		1,650,000
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	2,088,200		1,691,215	(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,000,000		960,000	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,635,000		2,661,350	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,000,000		2,835,000
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,461,442		1,592,971
Total Independent Power Producers & Energy Traders					12,187,036
Total Utilities					21,441,461
Total Corporate Bonds & Notes (Cost — $373,353,118)					352,720,464

See Notes to Financial Statements.

18	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Senior Loans — 0.5%
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Term Loan (Cost — $2,160,755)	13.500%	10/15/17	2,000,000	$ 2,020,000	(h)
Convertible Bonds & Notes — 2.3%
Consumer Discretionary — 1.0%
Diversified Consumer Services — 1.0%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	5,000,000	4,200,000	(a)
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	110,000	82,500	(a)
Industrials — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	2,535,000	1,799,850	(f)
Materials — 0.8%
Chemicals — 0.8%
Hercules Inc.	6.500%	6/30/29	4,000,000	3,110,000
Total Convertible Bonds & Notes (Cost — $10,487,723)				9,192,350
Sovereign Bonds — 3.6%
Argentina — 1.4%
Republic of Argentina, Discount Notes	8.280%	12/31/33	3,438,096	2,836,429
Republic of Argentina, Senior Notes	8.750%	6/2/17	3,030,000	3,045,150
Total Argentina				5,881,579
Venezuela — 2.2%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,970,000	4,581,975	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	5,820,000	4,132,200
Total Venezuela				8,714,175
Total Sovereign Bonds (Cost — $15,236,552)				14,595,754

			Shares
Convertible Preferred Stocks — 1.1%
Financials — 1.1%
Diversified Financial Services — 1.1%
Citigroup Inc. (Cost — $5,635,113)	7.500%		47,500	4,493,975
Preferred Stocks — 1.7%
Financials — 1.6%
Consumer Finance — 1.6%
GMAC Capital Trust I	8.125%		292,200	6,238,470	(e)
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		3,773	358,435	(a)(e)
Total Preferred Stocks (Cost — $7,669,315)				6,596,905

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	19

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Expiration Date	Warrants	Value
Warrants — 0.0%
Jack Cooper Holdings Corp.	12/15/17	1,686	$ 105,375	*
Jack Cooper Holdings Corp.	5/6/18	846	52,875	*
Total Warrants (Cost — $46,253)			158,250
Total Investments before Short-Term Investments (Cost — $414,588,829)			389,777,698

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $172,934)	0.100 - 0.105%	1/10/12	173,000	172,987	(i)(j)
Total Investments — 97.3% (Cost — $414,761,763#)				389,950,685
Other Assets in Excess of Liabilities — 2.7%				10,937,642
Total Net Assets — 100.0%				$400,888,327

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	Illiquid security (unaudited).
(g)	Subsequent to August 31, 2011, the issuer filed for bankruptcy.
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	Rate shown represents yield-to-maturity.
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $415,551,658.

Abbreviations used in this schedule:
	EUR	— Euro
	GBP	— British Pound

See Notes to Financial Statements.

20	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Statement of assets and liabilities

August 31, 2011

Assets:
Investments, at value (Cost — $414,761,763)	$389,950,685
Foreign currency, at value (Cost — $747,342)	744,973
Cash	5,797,095
Interest receivable	9,803,916
Unrealized appreciation on forward foreign currency contracts	43,334
Receivable from broker — variation margin on open futures contracts	19,125
Prepaid expenses	19,654
Total Assets	406,378,782

Liabilities:
Distributions payable	2,676,722
Payable for securities purchased	1,880,000
Unrealized depreciation on forward foreign currency contracts	527,606
Investment management fee payable	276,217
Directors’ fees payable	730
Accrued expenses	129,180
Total Liabilities	5,490,455
Total Net Assets	$400,888,327

Net Assets:
Par value ($0.001 par value, 22,360,851 shares issued and outstanding; 100,000,000 shares authorized)	$ 22,361
Paid-in capital in excess of par value	426,037,623
Overdistributed net investment income	(1,010,414)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	1,151,638
Net unrealized depreciation on investments, futures contracts and foreign currencies	(25,312,881)
Total Net Assets	$400,888,327

Shares Outstanding	22,360,851

Net Asset Value	$17.93

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	21

Statement of operations

For the Period Ended August 31, 2011†

Investment Income:
Interest	$ 32,392,317
Dividends	361,050
Less: Foreign taxes withheld	(2,927)
Total Investment Income	32,750,440

Expenses:
Investment management fee (Note 2)	2,906,151
Directors’ fees	68,138
Excise tax (Note 1)	67,726
Organization expenses	65,000
Audit and tax	63,000
Legal fees	61,844
Shareholder reports	44,135
Fund accounting fees	29,064
Transfer agent fees	25,889
Stock exchange listing fees	16,032
Custody fees	10,401
Miscellaneous expenses	6,470
Total Expenses	3,363,850
Less: Expense reimbursements (Note 2)	(65,000)
Net Expenses	3,298,850
Net Investment Income	29,451,590

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,903,556
Futures contracts	(777,692)
Foreign currency transactions	(2,063,121)
Net Realized Gain	62,743
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(24,811,078)
Futures contracts	(17,226)
Foreign currencies	(484,577)
Change in Net Unrealized Appreciation (Depreciation)	(25,312,881)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(25,250,138)
Increase in Net Assets from Operations	$ 4,201,452

†  For the period October 27, 2010 (commencement of operations) through August 31, 2011.

See Notes to Financial Statements.

22	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Statement of changes in net assets

For the Period Ended August 31, 2011	2011†

Operations:
Net investment income	$ 29,451,590
Net realized gain	62,743
Change in net unrealized appreciation (depreciation)	(25,312,881)
Increase in Net Assets From Operations	4,201,452

Distributions to Shareholders From (Note 1):
Net investment income	(29,440,835)
Decrease in Net Assets From Distributions to Shareholders	(29,440,835)

Fund Share Transactions:
Net proceeds from sale of shares (22,189,177 shares issued)	422,925,916
Reinvestment of distributions (171,674 shares issued)	3,201,794
Increase in Net Assets From Fund Share Transactions	426,127,710
Increase in Net Assets	400,888,327

Net Assets:
Beginning of period	—
End of period*	$ 400,888,327
* Includes overdistributed net investment income of:	$(1,010,414)

†  For the period October 27, 2010 (commencement of operations) through August 31, 2011.

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout the period ended August 31:

2011[1,2]
Net asset value, beginning of period	$19.06 [3]

Income (loss) from operations:
Net investment income	1.33
Net realized and unrealized loss	(1.14)
Total income from operations	0.19

Less distributions from:
Net investment income	(1.32)
Total distributions	(1.32)

Net asset value, end of period	$17.93
Market price, end of period	$18.43
Total return, based on NAV[4,5]	0.90%
Total return, based on Market Price[5]	(1.16)%
Net assets, end of period (millions)	$401

Ratios to average net assets:
Gross expenses[6]	0.93%
Net expenses[6,7]	0.91
Net investment income[6]	8.11
Portfolio turnover rate	56%

[1]	For the period October 27, 2010 (commencement of operations) through August 31, 2011.
[2]	Per share amounts have been calculated using the average shares method.
[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

[6]	Annualized.
[7]	The investment manager has agreed to reimburse all organization expenses (Note 2).

See Notes to Financial Statements.

24	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to terminate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	25

fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$350,840,464	$1,880,000	$352,720,464
Collateralized senior loans	—	2,020,000	—	2,020,000
Convertible bond & notes	—	9,192,350	—	9,192,350
Sovereign bonds	—	14,595,754	—	14,595,754
Convertible preferred stocks	$ 4,493,975	—	—	4,493,975
Preferred stocks:
Financials	6,238,470	—	—	6,238,470
Industrials	—	358,435	—	358,435
Warrants	—	158,250	—	158,250
Total long-term investments	$10,732,445	$377,165,253	$1,880,000	$389,777,698
Short-term investments†	—	172,987	—	172,987
Total investments	$10,732,445	$377,338,240	$1,880,000	$389,950,685
Other financial instruments:
Forward foreign currency contracts	—	$ 43,334	—	$ 43,334
Total	$10,732,445	$377,381,574	$1,880,000	$389,994,019

26	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Other financial instruments:
Futures contracts	$17,226	—	—	$ 17,226
Forward foreign currency contracts	—	$527,606	—	527,606
Total	$17,226	$527,606	—	$544,832

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bond & Notes
Balance as of October 27, 2010	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	$1,880,000
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of August 31, 2011	$1,880,000
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2011	—

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	27

or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar

28	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	29

timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of August 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $527,606. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a

30	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and realized gains, if any, to shareholders in accordance with the requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $67,726 of Federal excise tax attributable to calendar year 2010 and estimates it will pay approximately $130,000 of Federal excise tax attributable to calendar year 2011. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Fund’s uncertain tax positions and has concluded that as of August 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	31

value per share. During the current period, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Realized Gain	Paid-in Capital
(a)	$ 67,726	—	$(67,726)
(b)	(1,088,895)	$1,088,895	—

(a)  Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed-income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays each of Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s average daily net assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

LMPFA has agreed to pay (i) all the Fund’s organizational costs and (ii) the Fund’s offering costs, other than sales load, in excess of $0.04 per common share.

During the period ended August 31, 2011, LMPFA reimbursed organization expenses amounting to $65,000.

32	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period ended August 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$627,024,417
Sales	216,596,295

At August 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 4,442,724
Gross unrealized depreciation	(30,043,697)
Net unrealized depreciation	$(25,600,973)

At August 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	144	12/11	$17,629,524	$17,646,750	$(17,226)

At August 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
British Pound	Citibank, N.A.	3,015,803	$ 4,891,435	11/16/11	$ 29,754
British Pound	Credit Suisse	1,249,820	2,027,126	11/16/11	13,580
British Pound	UBS AG	1,000,000	1,621,934	11/16/11	(8,674)
Euro	Citibank, N.A.	8,610,000	12,357,258	11/16/11	(95,972)
Euro	Credit Suisse	10,023,025	14,385,261	11/16/11	(96,437)
Euro	JPMorgan Chase & Co.	5,861,272	8,412,223	11/16/11	(4,815)
Euro	UBS AG	13,694,636	19,654,837	11/16/11	(321,708)
Net unrealized loss on open forward foreign currency contracts					$(484,272)

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	33

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward foreign currency contracts	—	$43,334	$43,334

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts(2)	$17,226	—	$ 17,226
Forward foreign currency contracts	—	$527,606	527,606
Total	$17,226	$527,606	$544,832

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended August 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(777,692)	—	$ (777,692)
Forward foreign currency contracts	—	$(2,118,594)	(2,118,594)
Total	$(777,692)	$(2,118,594)	$(2,896,286)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(17,226)	—	$ (17,226)
Forward foreign currency contracts	—	$(484,272)	(484,272)
Total	$(17,226)	$(484,272)	$(501,498)

34	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

During the period ended August 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$ 6,314,114
Forward foreign currency contracts (to buy)†	1,173,564
Forward foreign currency contracts (to sell)	48,070,468

†  At August 31, 2011, there were no open positions held in this derivative.

5. Distributions subsequent to August 31, 2011

On August 11, 2011, the Fund’s Board of Directors declared three distributions, each in the amount of $0.1470 per share, payable on September 30, 2011, October 28, 2011 and November 25, 2011 to shareholders of record on September 23, 2011, October 21, 2011 and November 18, 2011, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended August 31, 2011 was as follows:

Distributions Paid From:
Ordinary income	$29,440,835

As of August 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 517,512
Other book/tax temporary differences(a)	413,607
Unrealized appreciation (depreciation)(b)	(26,102,776)
Total accumulated earnings (losses) — net	$(25,171,657)

(a)  Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

7. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ended August 31, 2012.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Annual Report	35

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Yield Defined Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Yield Defined Opportunity Fund Inc., including the schedule of investments, as of August 31, 2011, and the related statements of operations, changes in net assets, and the financial highlights for the period from October 27, 2010 (commencement of operations) to August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Yield Defined Opportunity Fund Inc. as of August 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 27, 2010 (commencement of operations) to August 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 17, 2011

36	Western Asset High Yield Defined Opportunity Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None
Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Western Asset High Yield Defined Opportunity Fund Inc.	37

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)
William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)
Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

38	Western Asset High Yield Defined Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)
Interested Director and Officer:
R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	159
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Western Asset High Yield Defined Opportunity Fund Inc.	39

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessor (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

40	Western Asset High Yield Defined Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Western Asset High Yield Defined Opportunity Fund Inc.	41

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. At the first annual meeting, directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

42	Western Asset High Yield Defined Opportunity Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Yield Defined Opportunity Fund Inc.	43

Other shareholder communications regarding accounting matters

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

44	Western Asset High Yield Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

Western Asset High Yield Defined Opportunity Fund Inc.	45

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset

High Yield Defined Opportunity Fund Inc.

Directors	Western Asset High Yield Defined Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Western Asset Management Company Ltd	HYI
R. Jay Gerken	Western Asset Management Company Pte. Ltd.
President and Chief Executive Officer
Kaprel Ozsolak	Custodian
Chief Financial Officer	State Street Bank and
Ted P. Becker	Trust Company
Chief Compliance Officer	1 Lincoln Street
Vanessa A. Williams	Boston, MA 02111
Identity Theft Protection Officer
Robert I. Frenkel	Transfer agent
Secretary and Chief Legal Officer	American Stock Transfer & Trust Company
Thomas C. Mandia	59 Maiden Lane
Assistant Secretary	New York, NY 10038
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Yield Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX013977 10/11 SR11-1497

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)  Audit Fees. The aggregate fees billed in the last fiscal year ending August 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, was $0 in 2011.

b)  Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Yield Defined Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c)  Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2011. These services consisted of (i)review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d)  All Other Fees. There were no other fees billed in the Reporting Period for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset High Yield Defined Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Yield Defined Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph(c) (7) of Rule 2-01 of Regulation S-X.

(1)  The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Yield Defined Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2011; Tax Fees were 100% 2011; and Other Fees were 100% for 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Yield Defined Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Yield Defined Opportunity Fund Inc. during the reporting period were $0 in 2011.

(h) Yes. Western Asset High Yield Defined Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Yield Defined Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Dr. Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENTINVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Co-portfolio manager of the fund; formerly, Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of August 31, 2011

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stephen A. Walsh‡	99 registered investment companies with $152.8 billion in total assets under management	213 Other pooled investment vehicles with $113.7 billion in assets under management*	746 Other accounts with $180.0 billion in total assets under management**

Keith J. Gardner‡	40 registered investment companies with $26.9 billion in total assets under management	6 Other pooled investment vehicles with $2.5 billion in assets under management	2 Other accounts with $0.5 billion in total assets under management

Michael C. Buchanan‡	46 registered investment Companies with $30.5 billion in total assets Under management	8 Other pooled investment vehicles with $4.6 billion in assets under management	13 Other accounts with $2.0 billion in total assets under management

*                               Includes 6 accounts managed, totaling $0.9 billion, for which advisory fee is performance based.

**                        Includes 79 accounts managed, totaling $20.1 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of August 31, 2011.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	E

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

NONE.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

NONE.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	October 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	October 26, 2011

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	October 26, 2011